UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 20, 2017

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans.

In a Form 8-K/A dated October 20, 2017, it was reported that the Torchmark Corporation Savings and Investment Plan (the Plan) would change its record keeper. The new record keeper was to be Empower Retirement. This change necessitated a blackout period during which participants in the Plan were temporarily unable to access their account balance and other information, transfer or diversify their investments in the Plan, and obtain a withdrawal, loan or distribution from the Plan. The class of equity securities that was subject to the blackout period was Torchmark Corporation’s common stock.

The blackout period for the Plan during which participants were not able to access their account balance and other information, transfer or diversify their investments in the Plan, and obtain a withdrawal, loan or distribution from the Plan began at 3:00 p.m. Central Time on November 22, 2017 and ended during the week of December 17, 2017 at 2:00 p.m. Central Time on December 20, 2017. Notices of this blackout period were sent to all Plan participants as required under Department of Labor regulations, as well as to all members of the Torchmark Board of Directors and to all of Torchmark’s executive officers.

Questions about Section 306 (a)(1) of the Sarbanes-Oxley Act or questions concerning the blackout period or the blackout period notice were addressed to Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas 75070. During the blackout period and for a period of two years after the ending date of the blackout period, information regarding the actual beginning and ending dates of the blackout period could also be obtained, free of charge by contacting Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas 75070.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)     Exhibits.

None.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: December 20, 2017

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary